DREYFUS PREMIER LIMITED TERM INCOME FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:

    We are pleased to report the performance for the Dreyfus Premier Limited
Term  Income Fund for its 12-month  reporting period ended October 31, 1997, as shown in the following table:
                                                                    Income Dividends           Distribution Rate
                                        Total Return*           (Approximate Per Share)          (Per Share)**
                                        ___________             _____________________          _________________
Class A  Shares                             7.80%                        $.631                       5.59%
Class B  Shares                             7.56%                        $.568                       5.16%
Class C  Shares                             6.49%                        $.564                       5.20%
Class R  Shares                             8.09%                        $.660                       6.02%
Lehman Bros. Aggregate Bond Index           8.89%


THE ECONOMY
    With the level of inflation as low as has been seen since 1964 and unemployment still near a 23-year low, the economy continued its solid growth over the reporting period. Gross Domestic Product (GDP) - the dollar total of all goods and services produced in the United States - has grown in excess of 3% for the past four quarters, a level and consistency of gain unmatched since 1984. This extraordinary economic performance has been fueled by huge business investment in new plant and equipment as well as a renewed surge in consumer spending over the summer. Consumers play a substantial role in determining the course of the economy since their spending accounts for two thirds of all economic activity. Retail sales rose through the summer and into September, although there was some sign of deceleration as the third quarter progressed.
    The big economic story continued to be the lack of inflation in an economy now in its seventh year of expansion. This remarkable price stability, at a time in the business cycle when inflationary pressures would usually be apparent, has enabled the Federal Reserve Board (the "Fed") to refrain from tightening monetary policy. The Federal Open Market Committee
(FOMC), the policy-making arm of the Fed, has raised interest rates just once in over two years, a period roughly coinciding with the surge of growth in the economy. The last increase in short-term interest rates came on March 25, 1997 when the FOMC increased the Federal Funds rate by a modest one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)
    Of course, the recent financial market turbulence arising from currency devaluations in some of the economically weaker Southeast Asian countries has added a cautionary note to any Fed monetary actions that might further roil investment markets. The Southeast Asian economies have been cooling or in outright recession for some time and represent a large share of the global economy and the U.S. import/export market. The recent crisis has boosted the value of the U.S. dollar and could further dampen the demand for U.S. exports to this region. This bodes well for continued low inflation in the U.S. and weakens the argument that we are on the brink of price acceleration.

    In fact, various economic measures indicate that inflation remains in check. The Implicit Price Deflator, an indicator of inflation that measures the prices of all goods and services in the U.S., has risen at an annual rate of less than 2% for the past two quarters. This favorable trend in prices has been mirrored by both the Consumer Price and Producer Price Indices. The Labor Department's Employment Cost Index, a broad measure of changes in wages and benefits, has indicated relatively modest increases in labor costs. Still, the labor market remains tight, with the unemployment rate at a level unmatched in 23 years.
    Whether the economy will slow without further monetary restraint by the Fed remains an open question. Industrial production has been strong, and operating rates, an indicator of possible future price pressures, have edged to their highest level in two years. Of paramount concern to Fed Chairman Alan Greenspan is the possibility that continuing strong economic growth will drive the unemployment rate even lower, and a subsequent corresponding upsurge in wage rates will reignite inflation. The performance of the economy over the coming months appears crucial in determining whether the Fed will actively restrain the economy. We remain alert to changes in economic trends that would increase the risk of rising inflation and, consequently, the prospect of higher interest rates.
THE MARKET AND THE PORTFOLIO
    As the year progressed, fixed-income investors became comfortable with the economic scenario of solid growth combined with low inflation. Long-term interest rates peaked in April with the 30-year U.S. Treasury Bond yielding 7.17%. By October, the 30-year U.S. Treasury Bond had decreased in yield by 102 basis points to a level of 6.15%. The change in market sentiment, particularly over the last month of the reporting period, was due not only to low inflation prospects but also to concern over the currency devaluation in some Southeast Asian economies.
    For the reporting period, the Fund maintained a neutral duration relative to its benchmark index, the Lehman Brothers Aggregate Bond Index. The Fund maintained a relatively neutral allocation in Treasury securities (40% for the Fund vs 43% for the Index). During the year, the Fund's mortgage securities position was decreased to 32% at the end of the period from an overweighting of 38.7% at the beginning of the period. The Lehman Brothers Aggregate Bond Index weighting for mortgage securities was approximately 30%. Market volatility as well as the dramatic decrease in long-term interest rates restrained the performance of the Fund's mortgage allocation. The Fund's overweighting of corporate securities (24% for the Fund vs 19% for the Index) helped the performance as the Fund continued to take advantage of the improving credit environment that has been enhanced by strong corporate earnings.

    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                          [Laurie Carroll signature logo]

                              Laurie Carroll
                              Portfolio Manager
November 18, 1997
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price per share at the end of the period in the case of Class A shares or net asset value per share at the end of the period in the case of Class B, Class C and Class R shares.
***SOURCE: LEHMAN BROTHERS-The Lehman Brothers Aggregate Bond Index is a widely accepted unmanaged index of corporate, government and government agency debt instruments, mortgage-backed securities and asset-backed securities. Reflects reinvestment of dividends and capital gains.

DREYFUS PREMIER LIMITED TERM INCOME FUND                                                                          OCTOBER 31, 1997
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER
LIMITED TERM INCOME FUND CLASS R SHARES AND THE LEHMAN BROTHERS AGGREGATE
BOND INDEX

$16,859
Lehman Brothers
Aggregate Bond Index*
Dollars
$15,635
Dreyfus Premier
Limited Term Income
Fund (Class R Shares)
*Source: Lehman Brothers
Average Annual Total Returns
                        Class A Shares                                                          Class B Shares
_____________________________________________________________   __________________________________________________________________
                                                                                                              % Return Reflecting
                                               % Return                                                      Applicable Contingent
                                              Reflecting                                  % Return              Deferred Sales
                        % Return Without    Maximum Initial                              Assuming No              Charge Upon
Period Ended 10/31/97     Sales Charge    Sales Charge (3.0%)   Period Ended 10/31/97      Redemption              Redemption*
_____________________    _______________  __________________    _____________________    ____________           _________________
1 Year                         7.80%           4.60%           1 Year                     7.56%                       4.56%
From Inception (4/7/94)        6.82            5.92            From Inception (12/19/94)  8.06                        7.45
                        Class C Shares                                              Class R Shares
_____________________________________________________________   __________________________________________________________________
                                           % Return Reflecting
                                          Applicable Contingent
                             % Return         Deferred Sales
                            Assuming No         Charge Upon
Period Ended 10/31/97       Redemption         Redemption**        Period Ended 10/31/97
_____________________    _______________  _____________________    _____________________
1 Year                        6.49%               5.74%            1 Year                     8.09%
From Inception (12/19/94)     7.50                7.50             5 Years                    6.32
                                                                   From Inception (7/11/91)   7.34

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class R shares of Dreyfus Premier Limited Term Income Fund on 7/11/91 (Inception Date) to a $10,000 investment made in the Lehman Brothers Aggregate Bond Index on that date. For comparative purposes, the value of the Index on 6/30/91 is used as the beginning value on 7/11/91. All dividends and capital gain distributions are reinvested. Performance for Class A, Class B and Class C shares will vary from the performance of Class R shares shown above due to differences in charges and expenses.
The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Lehman Brothers Aggregate Bond Index is a widely accepted, unmanaged index of corporate, government and government agency debt instruments, mortgage-backed securities, and asset-backed securities. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
* The maximum contingent deferred sales charge for Class B shares is 3% and is reduced to 0% after five years.
**The maximum contingent deferred sales charge for Class C shares is .75% for shares redeemed within one year of the date of purchase.

DREYFUS PREMIER LIMITED TERM INCOME FUND
STATEMENT OF INVESTMENTS                                                                                     OCTOBER 31, 1997

                                                                                                     Principal
Bonds and Notes-96.8%                                                                                 Amount            Value
                                                                                                     _________      _________
Banking-4.2%                     BankAmerica Capital II,
                                       Gtd. Capital Securities, Ser. 2, 8%, 2026                  $  2,000,000   $  2,085,760
                                                                                                                 ____________
Foods and Beverages-4.2%         McDonald's,
                                       Medium-Term Notes, 8 3/8%, 1999......                         2,000,000      2,094,278
                                                                                                                 ____________
Industrial-7.5%                  ASARCO,
                                       Deb., 8 1/2%, 2025...................                         1,500,000      1,704,744
                                 Goodyear Tire & Rubber,
                                       Notes, 6 5/8%, 2006..................                         2,000,000      2,007,842
                                                                                                                 ____________
                                                                                                                    3,712,586
                                                                                                                 ____________
 Oil and Gas-4.2%                ENSERCH,
                                       Notes, 8%, 1999......................                         2,000,000      2,029,798
                                                                                                                 ____________
Utilities-4.3%........           Philadelphia Electric,
                                       First and Refunding Mortgage, 7 3/4%, 2023                    2,050,000      2,146,493
                                                                                                                 ____________
U.S. Governments-40.3%..         U.S. Treasury Bonds:
                                       8 1/8%, 8/15/2019....................                         500,000         611,797
                                       6 1/2%, 11/15/2026...................                         3,200,000      3,331,500
                                 U.S. Treasury Notes:
                                       9 1/4%, 8/15/1998....................                         1,000,000      1,027,812
                                       7 1/8%, 9/30/1999....................                         4,000,000      4,107,500
                                       8 7/8%, 5/15/2000....................                         2,000,000      2,150,313
                                       6 1/4%, 10/31/2001...................                         2,000,000      2,034,688
                                       7 1/2%, 11/15/2001...................                         1,000,000      1,061,875
                                       5 7/8%, 11/15/2005...................                         4,600,000      4,588,500
                                       7%, 7/15/2006........................                         1,000,000      1,071,719
                                                                                                                 ____________
                                                                                                                   19,985,704
                                                                                                                 ____________
U.S. Government Agencies-32.1%   Federal Home Loan Mortgage Corp.,
                                       8%, 6/1/2012.........................                           999,999      1,035,929
                                 Federal National Mortgage Association,
                                       8%, 5/1/2012.........................                         1,000,000      1,035,311
                                 Government National Mortgage Association I:
                                       6 1/2%, 3/15/2024....................                         5,457,897      5,416,963
                                       7%, 8/15/2008-2/15/2026..............                         4,475,077      4,536,111
                                       7 1/2%, 5/15/2010-5/15/2023..........                         3,818,543      3,933,157
                                                                                                                 ____________
                                                                                                                   15,957,471
                                                                                                                 ____________
                                 TOTAL BONDS AND NOTES
                                       (cost $47,182,630)...................                                      $48,012,090
                                                                                                                 ============

DREYFUS PREMIER LIMITED TERM INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                         OCTOBER 31, 1997

                                                                                                     Principal
Short-Term Investments-.4%                                                                            Amount            Value
                                                                                                  ____________   ____________
Repurchase Agreement;...         Goldman, Sachs & Co.
                                       TriParty Repurchase Agreement, 5.67%
                                       dated 10/31/1997, due 11/3/1997 in the
                                       amount of $199,671 (fully collateralized by
                                       $214,000 U.S. Treasury Bills,
                                       due 9/17/1998, value $204,356)
                                       (cost $199,577)......................                     $     199,577   $    199,577
                                                                                                                 ============
TOTAL INVESTMENTS (cost $47,382,207)........................................                              97.2%   $48,211,667
                                                                                                         =====   ============
                                                                                                         =====   ============
CASH AND RECEIVABLES (NET)..................................................                               2.8%  $  1,380,455
                                                                                                         =====   ============
NET ASSETS..................................................................                             100.0%   $49,592,122
                                                                                                         =====   ============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                          OCTOBER 31, 1997
                                                                                                          Cost          Value
                                                                                                   ___________   ____________
ASSETS:                          Investments in securities-See Statement of Investments         $47,382,207       $48,211,667
                                 Cash.......................................                                           76,599
                                 Interest receivable........................                                          847,422
                                 Receivable for investment securities sold..                                          533,492
                                 Receivable for shares of Capital Stock subscribed                                        100
                                                                                                                 ____________
                                                                                                                   49,669,280
                                                                                                                 ____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         26,711
                                 Due to Distributor.........................                                              127
                                 Payable for shares of Capital Stock redeemed                                          50,320
                                                                                                                 ____________
                                                                                                                       77,158
                                                                                                                 ____________
NET ASSETS..................................................................                                      $49,592,122
                                                                                                                 ============
REPRESENTED BY:                  Paid-in capital............................                                      $50,458,458
                                 Accumulated distributions in excess of
                                 .......................        investment income-net                                    (229)
                                 Accumulated net realized gain (loss) on investments                               (1,695,567)
                                 Accumulated net unrealized appreciation (depreciation)
                                 .......................        on investments-Note 3                                 829,460
                                                                                                                 ____________
NET ASSETS..................................................................                                      $49,592,122
                                                                                                                 ============

                                                  NET ASSET VALUE PER SHARE
                                                _____________________________
                                                                    Class A          Class B           Class C             Class R
                                                                  _________        _________         _________           ________
Net Assets.................................                      $1,168,841         $541,594           $349,190        $47,532,497
Shares Outstanding.........................                         106,626           49,257             32,200          4,336,349
NET ASSET VALUE PER SHARE..................                          $10.96           $11.00             $10.84             $10.96
                                                                 ==========       ==========         ==========         ==========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM INCOME FUND
STATEMENT OF OPERATIONS                                                                           YEAR ENDED OCTOBER 31, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                       $3,348,744
EXPENSES:                        Management fee-Note 2(a)...................                       $   301,794
                                 Distribution and service fees-Note 2(b)....                             6,205
                                 Loan commitment fees-Note 4................                               568
                                                                                                   ___________
                                       Total Expenses.......................                                          308,567
                                                                                                                  ___________
INVESTMENT INCOME-NET.......................................................                                        3,040,177
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 3:
                                 Net realized gain (loss) on investments....                       $   270,293
                                 Net unrealized appreciation (depreciation) on investments                            587,912
                                                                                                   ___________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                          858,205
                                                                                                                  ___________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $3,898,382
                                                                                                                  ===========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                      Year Ended                Year Ended
                                                                                   October 31, 1997          October 31, 1996
                                                                                   ________________          ________________
OPERATIONS:
  Investment income-net.....................................................           $  3,040,177              $  3,346,323
  Net realized gain (loss) on investments...................................                270,293                   213,628
  Net unrealized appreciation (depreciation) on investments.................                587,912                  (695,719)
                                                                                       ____________              ____________
      Net Increase (Decrease) in Net Assets Resulting from Operations.......              3,898,382                 2,864,232
                                                                                       ____________              ____________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net:
    Class A shares..........................................................                (62,894)                  (55,899)
    Class B shares..........................................................                (12,995)                   (6,186)
    Class C shares..........................................................                (10,942)                      (47)
    Class R shares..........................................................             (2,993,247)               (3,244,519)
                                                                                       ____________              ____________
      Total Dividends.......................................................             (3,080,078)               (3,306,651)
                                                                                       ____________              ____________
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares..........................................................                480,351                    73,664
    Class B shares..........................................................                643,507                    73,604
    Class C shares..........................................................                372,836                    16,607
    Class R shares..........................................................             16,660,760                10,953,081
  Dividends reinvested:
    Class A shares..........................................................                 28,678                    23,900
    Class B shares..........................................................                  8,915                     4,451
    Class C shares..........................................................                  9,961                        24
    Class R shares..........................................................              2,275,410                 2,447,188
  Cost of shares redeemed:
    Class A shares..........................................................               (360,387)                 (239,578)
    Class B shares..........................................................               (264,910)                  (11,612)
    Class C shares..........................................................                (43,101)                  (16,722)
    Class R shares..........................................................            (21,846,124)               (28,225,985)
                                                                                       ____________              ____________
      Increase (Decrease) in Net Assets from Capital Stock Transactions.....             (2,034,104)              (14,901,378)
                                                                                       ____________              ____________
        Total Increase (Decrease) in Net Assets.............................             (1,215,800)              (15,343,797)
NET ASSETS:
  Beginning of Period.......................................................             50,807,922                66,151,719
                                                                                       ____________              ____________
  End of Period.............................................................            $49,592,122               $50,807,922
                                                                                       ============              ============
Undistributed investment income (distributions in excess of investment income)-net      $      (229)              $    39,672
                                                                                       ____________              ____________
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                     Shares
                                                                                   __________________________________________
                                                                                      Year Ended                Year Ended
                                                                                   October 31, 1997          October 31, 1996
                                                                                   ________________          ________________
CAPITAL SHARE TRANSACTIONS:
    Class A
    _______
    Shares sold............................................................                  44,584                     6,946
    Shares issued for dividends reinvested.................................                   2,666                     2,231
    Shares redeemed........................................................                 (33,504)                  (22,392)
                                                                                          _________                 _________
                                       Net Increase (Decrease) in Shares Outstanding         13,746                   (13,215)
                                                                                          =========                 =========
    Class B
    _______
    Shares sold............................................................                  59,458                     6,818
    Shares issued for dividends reinvested.................................                     827                       417
    Shares redeemed........................................................                 (24,332)                   (1,081)
                                                                                          _________                 _________
                                       Net Increase (Decrease) in Shares Outstanding         35,953                     6,154
                                                                                          =========                 =========
    Class C
    _______
    Shares sold............................................................                  35,301                     1,585
    Shares issued for dividends reinvested.................................                     931                         2
    Shares redeemed........................................................                  (4,034)                   (1,587)
                                                                                          _________                 _________
                                       Net Increase (Decrease) in Shares Outstanding         32,198                        --
-
                                                                                          =========                 =========
    Class R
    _______
    Shares sold............................................................               1,548,384                 1,019,945
    Shares issued for dividends reinvested.................................                 211,514                   228,591
    Shares redeemed........................................................              (2,030,683)               (2,631,091)
                                                                                          _________                 _________
                                       Net Increase (Decrease) in Shares Outstanding       (270,785)              (1,382,555)
                                                                                          =========                 =========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM INCOME FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                         Class A Shares
                                                                         _____________________________________________
                                                                                     Year Ended October 31,
                                                                         _____________________________________________
PER SHARE DATA:                                                            1997        1996         1995         1994(1,2)
                                                                           ____        ____         ____         ____
    Net asset value, beginning of period..................               $10.78      $10.84       $10.22       $10.49
                                                                           ____        ____         ____         ____
    Investment Operations:
    Investment income-net.................................                  .62         .58          .56          .28
    Net realized and unrealized gain (loss)
      on investments......................................                  .19        (.07)         .62         (.27)
                                                                           ____        ____         ____         ____
    Total from Investment Operations......................                  .81         .51         1.18          .01
                                                                           ____        ____         ____         ____
    Distributions:
    Dividends from investment income-net..................                 (.63)       (.57)        (.56)        (.28)
                                                                           ____        ____         ____         ____
    Net asset value, end of period........................               $10.96      $10.78       $10.84       $10.22
                                                                           ====        ====         ====         ====
TOTAL INVESTMENT RETURN(3)................................                 7.80%       4.85%       11.83%         .11%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............                  .85%        .85%         .85%         .83%(4)
    Ratio of net investment income
      to average net assets...............................                 5.80%       5.38%        5.33%        4.47%(4)
    Portfolio Turnover Rate...............................               129.94%     153.63%       73.00%      117.00%
    Net Assets, end of period (000's Omitted).............               $1,169      $1,001       $1,150         $932
(1)  The Fund commenced selling Investor shares on April 7, 1994. Effective October 17, 1994, the Fund's Investor shares were redesignated as Class A shares.
(2)  Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994,
     Mellon Bank, N.A. served as the Fund's investment manager.
(3)  Exclusive of sales load.
(4)  Annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                   Class B Shares                 Class C Shares
                                                           ______________________________  __________________________
                                                               Year Ended October 31,         Year Ended October 31,
                                                           ______________________________  __________________________
PER SHARE DATA:                                              1997      1996      1995(1)     1997      1996      1995(1)
                                                             ____      ____      ____        ____      ____      ____
    Net asset value, beginning of period.......            $10.78    $10.84    $10.15      $10.73    $10.84    $10.15
                                                             ____      ____      ____        ____      ____      ____
    Investment Operations:
    Investment income (loss)-net...............               .56       .52       .47       (1.98)     3.05       .48
    Net realized and unrealized gain (loss)
      on investments...........................               .23      (.07)      .69        2.65     (2.65)      .69
                                                             ____      ____      ____        ____      ____      ____
    Total from Investment Operations...........               .79       .45      1.16         .67       .40      1.17
                                                             ____      ____      ____        ____      ____      ____
    Distributions:
    Dividends from investment income-net.......              (.57)     (.51)     (.47)       (.56)     (.51)     (.48)
                                                             ____      ____      ____        ____      ____      ____
    Net asset value, end of period.............            $11.00    $10.78    $10.84      $10.84    $10.73    $10.84
                                                             ====      ====      ====        ====      ====      ====
TOTAL INVESTMENT RETURN........................              7.56%     4.33%    11.32%       6.49%     3.83%    11.32%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets....              1.35%     1.35%     1.35%(2)    1.35%     1.41%        -
    Ratio of net investment income
      to average net assets....................              5.06%     4.86%     4.85%(2)    4.98%     5.50%        -
    Portfolio Turnover Rate....................            129.94%   153.63%    73.00%     129.94%   153.63%    73.00%
    Net Assets, end of period (000's Omitted)..              $542      $143       $78        $349         -         -
(1)    The Fund commenced selling Class B and Class C shares on December 19, 1994.
(2)    Annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                    Class R Shares
                                                               ______________________________________________________
                                                                                Year Ended October 31,
                                                               ______________________________________________________
PER SHARE DATA:                                                  1997        1996        1995        1994(1)     1993
                                                                 ____        ____        ____        ____        ____
    Net asset value, beginning of period.........              $10.78      $10.84      $10.22      $11.07      $10.71
                                                                 ____        ____        ____        ____        ____
    Investment Operations:
    Investment income- net.......................                 .65         .60         .58         .49(2)      .51
    Net realized and unrealized gain (loss)
      on investments.............................                 .19        (.06)        .62        (.75)        .46
                                                                 ____        ____        ____        ____        ____
    Total from Investment Operations.............                 .84         .54        1.20        (.26)        .97
                                                                 ____        ____        ____        ____        ____
    Distributions:
    Dividends from investment income-net.........                (.66)       (.60)       (.58)       (.53)       (.52)
    Dividends from net realized gain on investments                -            -           -        (.06)       (.09)
                                                                 ____        ____        ____        ____        ____
    Total Distributions..........................                (.66)       (.60)       (.58)       (.59)       (.61)
                                                                 ____        ____        ____        ____        ____
    Net asset value, end of period...............              $10.96      $10.78      $10.84      $10.22      $11.07
                                                                 ====        ====        ====        ====        ====
TOTAL INVESTMENT RETURN..........................                8.09%       5.12%      12.11%      (2.46%)      9.33%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                 .60%        .60%        .60%        .60%(3)     .60%
    Ratio of net investment income
      to average net assets......................                6.06%       5.62%       5.58%       4.70%       4.81%(4)
    Portfolio Turnover Rate......................              129.94%     153.63%      73.00%     117.00%     112.00%
    Net Assets, end of period (000's Omitted)....             $47,532     $49,664     $69,924     $82,406     $59,534
(1)  Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994,
     Mellon Bank, N.A. served as the Fund's investment manager.
(2)  Net investment income before reimbursement of expenses by the investment adviser was $.49 per share for the year ended
     October 31, 1994.
(3)  Expense ratio before reimbursement of expenses by the investment adviser was .60% for the year ended October 31, 1994.
(4)  For the year ended October 31, 1993, the investment adviser reimbursed expenses of the Fund amounting to $.0509 per share.
SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS PREMIER LIMITED TERM INCOME FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Premier Limited Term Income Fund (the "Fund") is a series of The Dreyfus/Laurel Funds, Inc.
(the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering seventeen series including the Fund. The Fund's investment objective is to obtain as high a level of current income as is consistent with safety of principal and maintenance of liquidity by investing in fixed income obligations with average maturities not in excess of ten years. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").
    On January 31, 1997, the Fund's Directors approved a change to the Fund's name, effective March 1, 1997, from "Premier Limited Term Income Fund" to "Dreyfus Premier Limited Term Income Fund."
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue 250 million of $.001 par value Capital Stock. The Fund currently offers four classes of shares:
Class A (50 million shares authorized), Class B (50 million shares authorized), Class C (50 million shares authorized) and Class R (100 million shares authorized). Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge and bear a distribution fee, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and a distribution and service fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.
    Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding short-term investments and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Short-term investments are carried at amortized cost, which approximates value.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is recognized on the accrual basis.

DREYFUS PREMIER LIMITED TERM INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (c) Repurchase agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.
    (d) Distributions to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it the policy of the Fund not to distribute such gain.
    (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $1,637,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1997. If not applied, $1,363,000 of the carryover expires in fiscal 2002 and $274,000 expires in fiscal 2003.
NOTE 2-INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .60% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Each director receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of -pocket expenses.
The Chairman of the Board receives an additional annual fee of $25,000 per year. These fees pertain to the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel
Funds Trust. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

DREYFUS PREMIER LIMITED TERM INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (b) Distribution and service plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund may pay annually up to
 .25% of the value of its average daily net assets attributable to its Class A shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, the Fund may pay the Distributor for distributing the Fund's Class B and Class C shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which the Fund pays Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no service or distribution fee. During the period ended October 31, 1997, the Fund was charged $2,681, $1,275 and $1,074, for Class A, Class B and Class C shares, respectively pursuant to the distribution plan. During the period ended October 31, 1997, the Fund was charged $638 and $537, respectively, for Class B and Class C shares, respectively, pursuant to the service plan.
    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchase and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended October 31, 1997 amounted to $62,625,158 and $63,607,258, respectively.
    At October 31, 1997, accumulated net unrealized appreciation on investments was $829,460, consisting of $835,999 gross unrealized appreciation and $6,539 gross unrealized depreciation.
    At October 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 4-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended
October 31, 1997, the Fund did not borrow under the Facility.


DREYFUS PREMIER LIMITED TERM INCOME FUND
INDEPENDENT AUDITORS' REPORT
The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Limited Term
Income Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodi an. As to securities purchased and sold, but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Limited Term Income Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1997, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years or periods indicated herein, in conformity with generally accepted accounting principles.



New York, New York
December 17, 1997
Registration Mark
[Dreyfus lion "d" logo]
DREYFUS PREMIER LIMITED TERM
INCOME FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940







Printed in U.S.A.                       345/645AR9710
Registration Mark
[Dreyfus logo]
Annual Report
Dreyfus Premier
Limited Term
Income Fund
October 31, 1997